UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

 CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 9, 2019

CRYOPORT, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-34632	88-0313393
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17305 Daimler St., Irvine CA 92614

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (949) 470-2300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value	CYRX	The NASDAQ Stock Market LLC
Warrants to purchase Common Stock	CYRXW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On July 9, 2019, Cryoport, Inc. (the “Company”) and Petrichor Opportunities Fund I LP (“Petrichor”) entered into Amendment No. 1 (the “Amendment”) to the Company’s convertible note (the “Note”) previously issued to Petrichor on December 14, 2018. Pursuant to the Amendment, the terms of the Note were amended such that, among other things:

•	after June 30, 2019, the interest rate on the Note is reduced to 6.00% (the “Interest Rate”);

•	after June 30, 2019, interest on the Note accrues at the Interest Rate and will be converted in connection with any conversion of the Note; provided that solely with respect to such accrued but unpaid interest, the conversion price will be an amount equal to the average volume-weighted average price of the Company’s common stock for the 15 consecutive trading days prior to the conversion date;

•	the Mandatory Conversion Date (as defined in the Note) is December 14, 2019;

•	the maximum percentage provisions relating to a mandatory conversion of the Note were removed;

•	the Note is no longer required to be senior to any other indebtedness of the Company and its subsidiaries; and

•	the limitations on the Company and its subsidiaries from incurring indebtedness were removed.

The foregoing description of the Amendment is not complete and is qualified in its entirety by reference to the full text of the Amendment, which is filed herewith as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits. The following material is filed as an exhibit to this Current Report on Form 8-K:

Number	Description

4.1	Amendment No. 1 to Convertible Note, dated July 9, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 10, 2019	Cryoport Inc.

/s/ Robert Stefanovich
Robert Stefanovich
Chief Financial Officer